Exhibit 99.1

Independent Accountant’s Report
on Applying Agreed-Upon Procedures

Board of Directors and Management
First Help Financial, LLC and Subsidiaries (the Company)
160 Gould Street
Needham, MA 02494

and

Deutsche Bank Securities Inc.
One Columbus Circle, 5th Floor
New York, NY 10019

and

Goldman Sachs & Co. LLC
200 West Street 7th Floor
New York, NY 10282

and

J.P. Morgan Securities LLC
270 Park Avenue
New York, NY 10017

We have performed the procedures enumerated below on certain records and transactions of the Company for the purpose of assisting the Company, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, and J.P. Morgan Securities LLC (collectively, the Specified Parties) in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by FHF Issuer Trust 2023-2 in accordance with the confidential Preliminary Offering Memorandum dated on or around October 11, 2023. The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by FHF Issuer Trust 2023-2 in accordance with the confidential Preliminary Offering Memorandum dated on or around October 11, 2023. The sufficiency of these procedures is solely the responsibility of the Specified Parties identified in this report.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by FHF Issuer Trust 2023-2 in accordance with the confidential Preliminary Offering Memorandum dated on or around October 11, 2023. Additionally, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, and J.P. Morgan Securities LLC have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

The appropriateness of these procedures for the intended purpose is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

(i)	The computer-generated Loan Data Files provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as a “Loan Data File.”

(ii)	The fields in the Loan Data Files and signed Contract shall be herein referred to as “Specified Attributes.”

(iii)	The term “Contract” means Indirect Retail Installment Automobile Contract.

(iv)	The term “Contract File” means any file containing the Contract and Credit Application; and the term “Obligor” means borrower(s) stated on the respective Contracts.

(v)	The term “Title Document” means the certificate of title or application used as collateral for the Contract.

On September 6, 2023, the Specified Parties provided us with the Loan Data File with a cutoff date of August 31, 2023 (the “August Loan Data File”) containing 10,186 individual customer accounts. At the Specified Parties’ request, we selected a random sample of 125 individual customer accounts from the Underlying Assets, and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the Engagement Letter dated September 5, 2023, on the random sample of 125 individual customer accounts. On October 3, 2023, the Specified Parties provided us with the Loan Data File with a cutoff date of September 30, 2023 (the “September Loan Data File”) containing 7,299 individual customer accounts. At the Specified Parties’ request, we selected a random sample of 15 individual customer accounts from the Underlying Assets that were not included in the August Loan Data File, and we were instructed by the Specified Parties to perform the agreed-upon procedures outlined within the Engagement Letter dated September 5, 2023 and amended on October 10, 2023. From September 12, 2023 to October 6, 2023, we were provided with the source documents referenced in Exhibit A related to the respective 140 individual customer accounts.

For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the August Loan Data File or September Loan Data File (as applicable) to the corresponding source documents outlined in Exhibit A. In performing these comparisons, we applied the following tolerances as instructed by the Specified Parties:

•	Amounts: +/- $1.00
•	Percentages: +/- 0.01%

With respect to Specified Attribute 1, the Specified Parties informed us that there may be abbreviated names, differences due to name variations or misspelled names, or instances where a spouse of the Obligor, other owner, or a business owned by the Obligor may be listed on the Contract or Title Document (or vice versa). The Specified Parties agreed that such instances were deemed acceptable and would not be reported as exceptions.

With respect to Specified Attribute 5, the Specified Parties informed us that in some cases the Make (Manufacturer) per the August Loan Data File or September Loan Data File (as applicable) will not match the Title Document as the one of the Manufacturer’s is a subsidiary of another, and that such instances were deemed acceptable and would not be reported as exceptions.

With respect to Specified Attribute 7, the Specified Parties informed us that Obligors may have moved subsequent to Contract signing, and that such instances were deemed acceptable and would not be reported as exceptions.

We did not perform any procedures with respect to the Specified Attributes relating to the Underlying Assets as set forth in Exhibit B.

For the sample, we recalculated the maturity date based on the term of the Contract set forth on the August Loan Data File or September Loan Data File (as applicable) and the due date for the first scheduled principal and interest payment set forth on the August Loan Data File or September Loan Data File (as applicable). For the sample of 125 individual customer accounts in the August Loan Data File, we also recalculated the current remaining term by counting the number of months from August 31, 2023 to the maturity date. We then compared our recalculations to the August Loan Data File. For the sample of 15 individual customer accounts in the September Loan Data File, we also recalculated the current remaining term by counting the number of months from September 30, 2023 to the maturity date. We then compared our recalculations to the September Loan Data File. In recalculating the maturity date, we applied the following tolerance as instructed by the Specified Parties:

•	Maturity date: First payment date used in the calculation +/- 1 day tolerance.

For the sample, we inspected the APP_ID_TYPE and CO_APP_ID_TYPE fields in the August Data File or September Data File (as applicable). Those Obligors with one of the two fields containing a value other than SSN are considered to meet the Company’s Social Bond eligibility criteria for this attribute. For the sample, we inspected the App FICO and Co-App FICO fields in the August Data File or September Data File (as applicable). Those Obligors with one of those fields containing a value of 0 are considered to meet the Company’s Social Bond eligibility criteria for this attribute. For the sample, we recalculated the number of the Company’s Social Bond eligibility criteria attributes the Obligor meets (based on the previous inspections in this paragraph above and the result of the comparisons for Specified Attributes 10 and 11) and compared the result to the ESG Calc Total Count in the August Loan Data File or September Loan Data File (as applicable).

We also inspected the presence of, compared or verified the following on the sample of 140 Underlying Assets:

•	Inspected the presence of a signed credit application (electronic or physical copy).

•
Inspected the Title Document and verified that the Company was the secured party. In instances where state law does not allow for the lien holder to possess the Title Document, or when the title and related lien is filed electronically, we inspected evidence of a perfected lien citing the Company as the secured party. In instances where the note date was fewer than 180 days from August 31, 2023 or September 30, 2023 (as applicable), we inspected evidence of the title application.

•	Signed Contract.

We identified no exceptions in our procedures outlined above.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by FHF Issuer Trust 2023-2 in accordance with the confidential Preliminary Offering Memorandum dated on or around October 11, 2023. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•
Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing the assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•
Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.

•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Raleigh, North Carolina
October 10, 2023

Exhibit A—Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)
1	FULL_NAME (Obligor or customer)	Retail Installment Contract and Title Document
2	AMOUNT_FINANCED (Amount Financed)	Retail Installment Contract
3	Original Term	Retail Installment Contract
4	INTEREST_RATE (APR)	Retail Installment Contract
5	MAKE (Manufacturer)	Title Document
6	VIN (Vehicle Identification Number)	Title Document
7	OBLIGATOR_STATE	Retail Installment Contract
8	DATE_FIRST_PAYMENT_DUE	Retail Installment Contract
9	DEALER_STATE	Retail Installment Contract
10	LANGUAGE_PREFERENCE	Screenshot from Collections System
11	EMPLOYMENT_TYPE	Screenshot from Collections System
12	MATURITY_DATE	Retail Installment Contract
13	ESG Calc Total Count	Screenshot from Collections System

Exhibit B—Specified Attributes Not Subject to Procedures

Specified Attribute
ACCOUNT_NUMBER
Current Principal Balance
CURRENT_INTEREST_BALANCE
Current Term Remaining
Original Principal Balance
LTV
FICO
Vehicle Make - Top
CONTRACT_DATE
MILEAGE
FRAN_IND
IS_NEW
PTI
ECONTRACT
LOAN_GROUP
Encumbrance Status
Funding Vehicle Name
Prior Funding Vehicle
DBTCA_STATUS
PERFECTED_TITLE
DEALER_ID
DEALERSHIP_NAME
FUNDING_DATE
ECONTRACT
DEALER_STATE
DAYS_PAST_DUE
VEHICLE_REPOSESSED
VEHICLE_ASSIGNED
BANKRUPTCY

MODEL
MODEL_YEAR
LTV Ranges - 2022-2
VEHICLE_TYPE
CO_APP_ACTIVE_FICO
APP_ID_TYPE
CO_APP_ID_TYPE
ESG Calc small business
ESG Calc FICO
ESG Calc Language
ESG Calc ID
LEGAL_NAME